RR2006LP
Burke County

ASSIGNMENT OF WORKING INTEREST
Wellbore Only

This Assignment of Working Interest ("Assignment") is made and entered into this 1st day of September, 2006 from **PETROLEUM DEVELOPMENT CORPORATION**, a Nevada Corporation, (herein called "Assignor") to **ROCKIES REGION 2006 LIMITED PARTNERSHIP**, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1. The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2. The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3. The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4. The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production there from.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the spud date of the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY:________________________
James P. Wason
Director of Land

JEL

STATE OF WELD)
) TO-WIT:
COUNTY OF COLORADO)

The foregoing instrument was acknowledged before me this 1st day of September, 2006 by James P. Wason, as Director of Land of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

NOTARY PUBLIC
CARRIE EGGLESTON
STATE OF COLORADO

Carrie Eggleston
Notary Public – Colorado
County of Denver
My Commission expires: October 12, 2010

After recording, return to:

Petroleum Development Corporation
1775 Sherman Street, Suite 3000
Denver, CO 80203
Ph: 303-860-5800

Burke County, North Dakota

Exhibit "A"

Attached to and made part of that Assignment of Working Interest dated September 1, 2006 by and between Petroleum Development Corporation and Rockies Region 2006 Limited Partnership

WELL #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	SPUD DATE	LEASE #	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE
06135	Jepsen 11-19H	0.99929	161N	90W	19	NWNW	12/09/06	833800	Mavis Jepsen	Empire Oil Company	January 18, 2005	276M	509
								833900	Nathan L. Jepsen, as Trustee of the Jepsen Family Mineral Trust	Empire Oil Company	January 18, 2005	276M	176
								834000	Rodley Jepsen, Trustee of the Carl H. Jepsen Trust under Will dated October 22, 1993	Empire Oil Company	January 18, 2005	275M	542
								839300	Muriel L. Johnson	Empire Oil Company	January 25, 2005	275M	584
06192	Funk 44-5H	0.99929	161N	90W	5	SESE	10/20/2006	842400	Florence Funk	Empire Oil Company	December 17, 2004	279M	696
								842300	Leo Funk	Empire Oil Company	December 17, 2004	279M	698
								842200	Arnold & Leona Funk	Empire Oil Company	December 17, 2004	279M	700
								842500	Eleanor Olson by Lori Goodman, AIF	Empire Oil Company	January 6, 2005	279M	702
								866600	BNSF Railway Company	Petroleum Development Corporation	April 5, 2006	288M	191
								841500	Arnold & Leona Funk	Empire Oil Company	March 23, 2005	278M	848
								816200	Kevin Melby	Empire Oil Company	February 1, 2005	276M	512
								816300	Gary D. Melby	Empire Oil Company	February 1, 2005	278M	125
								816400	Kyle Melby	Empire Oil Company	February 1, 2005	278M	128
								861000	William B. Richardson Trust	Petroleum Development Corporation	April 5, 2006	288M	30
								866300	Anthony Burdick Richardson Trust	Petroleum Development Corporation	April 5, 2006	288M	22
07038	Anderson 11-24H	0.99929	161N	91W	24	NWNW	1/15/2007	818700	Bruce E. Anderson & Mary A. Anderson	Empire Oil Company	January 14, 2005	275M	554
								834000	Rodley Jepsen, Trustee of the Carl H. Jepsen Trust under Will dated October 22, 1993	Empire Oil Company	January 18, 2005	275M	542
								833900	Nathan L. Jepsen, as Trustee of the Jepsen Family Mineral Trust	Empire Oil Company	January 18, 2005	276M	176
								833800	Mavis A. Jepsen	Empire Oil Company	January 18, 2005	276M	509
								819800	Carol I. Slater & Robert V. Slater	Empire Oil Company	January 14, 2005	274M	309
								814700	David J. Melland	Empire Oil Company	January 26, 2005	275M	530
								814800	Catherine Jorgenson	Empire Oil Company	January 31, 2005	276M	735
								914900	Vicki Jean Jorgenson Avery	Empire Oil Company	January 26, 2005	276M	737
								815100	Vicki Flagg	Empire Oil Company	January 26, 2005	276M	739
								815200	George L. Jorgenson by Vicki Flatt, AIF	Empire Oil Company	February 2, 2005	276M	741
								815300	Brian J. Cook & Heather M. Cook	Empire Oil Company	February 3, 2005	276M	743
								815400	Alan D. Cook	Empire Oil Company	February 3, 2005	276M	745
								815500	Gladys E. Thue	Empire Oil Company	January 25, 2005	276N	747
								815000	Betty Jane Gustafson & Georgeane J. Devlin	Empire Oil Company	January 26, 2005	276M	789
								853300	Cyntha Ann Godlin	Petroleum Development Corporation	January 15, 2006	287M	638
								852700	William H. Lang	Petroleum Development Corporation	January 15, 2006	287M	687
07039	Hits 44-20H	0.63494625	162N	89W	20	SESE	1/16/2007	840900	George Hits, Ind & as TTEE	Diamond Resources, Inc.	April 5, 2005	279M	708

BOOK 295 PAGE 642

When Recorded Please Return To:
Petroleum Development Corporation
1775 Sherman Street, Suite 3000
Denver, CO 80203
Attn: Jenni Muller